FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Deal Name: FBRSI 2005-3
FICO & Documentation & Purpose of Loan

	Full	Stated	Other	All				Avg Prin	Current		silent
FICO Score	DOC	Doc	Doc	Docs	Purch	CO refi	WAC	Bal ($)	LTV	IO loans	2nds
< 450	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
451-500	5.23	5.22	0.35	10.80	1.73	8.79	8.53	224746.50	76.38	0.00	0.39
501-550	17.06	4.61	0.67	22.34	9.88	12.24	7.49	207377.03	82.77	5.15	10.37
551-600	22.51	13.42	0.39	36.32	21.36	14.81	7.15	203053.16	83.29	10.80	18.63
601-650	10.07	10.52	0.15	20.74	13.40	7.19	6.95	225550.63	83.45	5.47	11.67
651-700	3.26	3.92	0.05	7.23	5.33	1.80	6.87	241782.08	84.00	2.08	4.16
701-750	1.25	1.18	0.00	2.43	1.94	0.41	6.70	259466.93	83.64	0.45	1.37
751-800	0.08	0.04	0.00	0.13	0.04	0.08	6.38	405555.90	71.02	0.04	0.04
801-850	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	59.47	38.91	1.62	100.00	53.70	45.32	7.30	214479.04	82.51	23.99	46.64

LTV & FICO

	FICO <	450 -	501 -	551 -	601 -	651 -	701 -	751 -	801 -	total	Avg Prin		Gross	Limited	Stated	IO	silent
Current LTV	450	500	550	600	650	700	750	800	850	FICO	Bal ($)	WAC	Margin	Doc	Doc	loans	2nds
10.01-20	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
20.01-30	0.00	0.00	0.00	0.00	0.01	0.00	0.00	0.00	0.00	0.01	69344.97	8.08	6.73	0.00	0.00	0.00	0.00
30.01-40	0.00	0.00	0.03	0.06	0.08	0.03	0.00	0.00	0.00	0.19	225299.81	7.27	6.25	0.00	0.18	0.00	0.00
40.01-50	0.00	0.00	0.04	0.03	0.14	0.05	0.00	0.00	0.00	0.26	250914.47	7.15	6.04	0.00	0.22	0.02	0.00
50.01-60	0.00	0.00	0.23	0.30	0.37	0.07	0.04	0.00	0.00	1.02	205286.17	7.38	6.12	0.00	0.58	0.22	0.02
60.01-70	0.00	0.07	2.00	1.53	1.18	0.38	0.12	0.00	0.07	5.35	216924.93	8.12	6.42	0.06	2.81	0.46	0.33
70.01-80	0.00	0.09	6.40	9.38	20.33	12.79	4.47	1.51	0.04	55.02	259296.89	6.96	5.96	0.51	26.26	17.48	36.96
80.01-90	0.00	0.00	2.19	10.33	10.16	4.49	1.57	0.52	0.00	29.26	241558.79	7.28	6.28	0.93	6.07	4.43	9.33
90.01-100	0.00	0.00	0.00	1.00	4.06	2.55	0.97	0.29	0.01	8.89	87841.77	9.02	6.61	0.11	2.80	1.38	0.00
100+	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	0.16	10.89	22.64	36.33	20.36	7.17	2.33	0.13	100.00	214479.04	7.30	6.11	1.62	38.91	23.99	46.64

Prin Balance & FICO

	FICO <	450 -	501 -	551 -	601 -	651 -	701 -	751 -	801 -	total	Current		Gross	Limited	Stated	IO	silent
Prin Balance	450	500	550	600	650	700	750	800	850	FICO	LTV	WAC	Margin	Doc	Doc	loans	2nds
$1-$50,000	0.00	0.00	0.03	0.19	0.68	0.25	0.09	0.03	0.00	1.27	98.28	10.27	6.96	0.00	0.24	0.00	0.01
$50,001-$100,000	0.00	0.00	0.57	0.94	2.16	1.05	0.32	0.05	0.00	5.09	89.22	9.08	6.72	0.03	1.76	0.12	1.16
$100,001-$150,000	0.00	0.04	1.15	3.09	3.59	1.62	0.48	0.12	0.01	10.10	83.44	7.94	6.49	0.05	2.69	1.29	5.24
$150,001 - $200,000	0.00	0.02	1.58	3.54	4.38	1.95	0.58	0.19	0.00	12.24	81.87	7.45	6.31	0.17	3.68	2.23	5.90
$200,001 - $250,000	0.00	0.02	1.61	2.80	4.22	2.23	0.78	0.28	0.00	11.95	81.59	7.18	6.12	0.14	4.15	2.51	5.76
$250,001 - $300,000	0.00	0.00	1.25	2.48	3.69	2.37	0.59	0.25	0.00	10.63	81.78	7.13	6.08	0.31	3.91	2.78	4.94
$300,001 - $350,000	0.00	0.00	0.80	2.35	3.66	2.46	0.67	0.23	0.00	10.17	81.95	6.94	5.98	0.21	4.50	2.71	4.96
$350,001 - $400,000	0.00	0.07	0.89	1.74	3.34	2.08	0.92	0.12	0.00	9.15	82.62	7.05	6.08	0.27	4.72	2.28	4.27
$400,001 - $450,000	0.00	0.00	0.78	1.27	2.94	1.49	0.83	0.34	0.04	7.71	82.22	6.93	5.95	0.13	3.65	2.50	3.86
$450,001 - $500,000	0.00	0.00	0.39	0.83	2.17	1.23	0.39	0.14	0.00	5.16	81.00	6.87	5.92	0.00	2.35	1.67	2.55
$500,001 - $550,000	0.00	0.00	0.16	0.60	1.62	1.02	0.33	0.00	0.00	3.73	82.71	6.87	5.87	0.11	2.05	1.35	1.83
$550,001 - $600,000	0.00	0.00	0.48	0.54	1.47	0.95	0.35	0.18	0.00	3.96	81.71	6.92	5.99	0.00	2.18	1.19	2.07
$600,001 - $650,000	0.00	0.00	0.45	0.58	0.71	0.32	0.19	0.06	0.07	2.38	80.04	6.93	5.91	0.06	0.71	0.70	0.97
$650,001 - $700,000	0.00	0.00	0.21	0.49	0.91	0.49	0.35	0.14	0.00	2.58	81.97	6.90	6.00	0.07	1.25	1.12	1.54
$700,001 - $750,000	0.00	0.00	0.53	1.22	0.61	0.76	0.30	0.00	0.00	3.42	79.46	6.98	6.00	0.08	0.99	1.36	1.60
$750,001 - $800,000	0.00	0.00	0.00	0.00	0.08	0.00	0.00	0.00	0.00	0.08	80.00	5.39	4.51	0.00	0.08	0.08	0.00
$800,000+	0.00	0.00	0.00	0.00	0.10	0.09	0.00	0.19	0.00	0.39	76.62	6.07	5.15	0.00	0.00	0.10	0.00

Total	0.00	0.16	10.89	22.64	36.33	20.36	7.17	2.33	0.13	100.00	82.51	7.30	6.11	1.62	38.91	23.99	46.64

Mortg Rates & FICO

	FICO <	450 -	501 -	551 -	601 -	651 -	701 -	751 -	801 -	total	Current		Gross	Avg Prin	Limited	Stated	IO	silent
Mortg Rates	450	500	550	600	650	700	750	800	850	FICO	LTV	WAC	Margin	Bal ($)	Doc	Doc	loans	2nds
4.001-4.5%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
4.501-5.0%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5.001-5.5%	0.00	0.00	0.00	0.06	0.79	0.62	0.14	0.05	0.00	1.67	79.65	5.39	4.47	330483.71	0.00	0.30	0.90	0.78
5.501-6.0%	0.00	0.00	0.02	1.04	3.83	3.08	1.54	0.61	0.07	10.19	79.72	5.87	4.99	324013.46	0.03	1.14	5.39	6.97
6.001-6.5%	0.00	0.00	0.07	2.70	6.42	3.80	1.34	0.48	0.01	14.82	80.66	6.34	5.45	285809.04	0.14	3.91	6.37	8.75
6.501-7.0%	0.00	0.00	0.71	4.67	9.37	5.77	2.18	0.61	0.04	23.35	81.40	6.82	5.92	291109.59	0.49	10.10	6.35	12.49
7.001-7.5%	0.00	0.00	1.23	4.47	6.90	3.22	0.85	0.31	0.00	16.99	82.95	7.31	6.40	243818.82	0.21	8.55	2.94	9.19
7.501-8.0%	0.00	0.02	2.40	4.89	3.96	1.62	0.27	0.10	0.00	13.25	84.18	7.81	6.86	218523.62	0.29	5.68	1.61	5.18
8.001-8.5%	0.00	0.06	1.76	2.41	1.91	0.46	0.21	0.01	0.00	6.76	84.31	8.28	6.99	202988.24	0.21	3.00	0.31	2.19
8.501-9.0%	0.00	0.00	2.33	1.19	0.64	0.64	0.33	0.05	0.00	5.18	83.65	8.82	6.99	142325.22	0.11	2.32	0.13	0.77
9.001-9.5%	0.00	0.01	0.92	0.25	0.43	0.37	0.07	0.04	0.00	2.08	84.39	9.30	6.99	103383.35	0.00	1.09	0.00	0.18
9.501-10.0%	0.00	0.01	0.64	0.39	0.38	0.66	0.22	0.05	0.00	2.33	88.11	9.81	6.99	97593.30	0.15	1.59	0.00	0.10
10.001-10.5%	0.00	0.04	0.34	0.16	0.58	0.04	0.02	0.00	0.00	1.14	90.25	10.35	6.99	73985.26	0.00	0.27	0.00	0.01
10.501-11.0%	0.00	0.00	0.24	0.21	0.68	0.06	0.01	0.00	0.00	1.21	92.10	10.84	6.99	60658.93	0.00	0.31	0.00	0.01
11.001-11.5%	0.00	0.02	0.11	0.10	0.37	0.01	0.01	0.00	0.00	0.60	90.87	11.20	6.99	63307.96	0.00	0.38	0.00	0.01
11.501-12.0%	0.00	0.00	0.19	0.08	0.03	0.00	0.00	0.00	0.00	0.30	71.78	11.82	6.99	66684.18	0.00	0.20	0.00	0.00
12.001-12.5%	0.00	0.00	0.02	0.01	0.02	0.01	0.00	0.00	0.00	0.07	84.64	12.29	6.99	19102.71	0.00	0.02	0.00	0.01
12.501-13.0%	0.00	0.00	0.04	0.00	0.00	0.00	0.00	0.00	0.00	0.04	67.21	12.99	6.99	106859.24	0.00	0.04	0.00	0.00
13.001-13.5%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	92.82	13.25	0.00	12047.77	0.00	0.00	0.00	0.00
13.501-14.0%	0.00	0.00	0.01	0.00	0.00	0.00	0.00	0.00	0.00	0.01	69.44	13.70	6.99	49980.38	0.00	0.00	0.00	0.00

Total	0.00	0.16	10.89	22.64	36.33	20.36	7.17	2.33	0.13	100.00	82.51	7.30	6.11	214479.04	1.62	38.91	23.99	46.64

Mortg Rates & LTV

		LTV	LTV	LTV	LTV
	LTV	10.01-	20.01-	30.01-	40.01-	50.01 -	60.01 -	70.01 -	80.01 -	90.01 -		total	avg	Gross	Avg Prin	Limited	Stated	IO	silent
Mortg Rates	0.01-10	20	30	40	50	60	70	80	90	100	100+	LTV	FICO	Margin	Bal ($)	Doc	Doc	loans	2nds
4.001-4.5%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
4.501-5.0%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
5.001-5.5%	0.00	0.00	0.00	0.00	0.00	0.02	0.10	1.26	0.30	0.00	0.00	1.67	657.00	4.47	330483.71	0.00	0.30	0.90	0.78
5.501-6.0%	0.00	0.00	0.00	0.00	0.00	0.14	0.40	8.06	1.56	0.03	0.00	10.19	661.00	4.99	324013.46	0.03	1.14	5.39	6.97
6.001-6.5%	0.00	0.00	0.00	0.00	0.02	0.19	0.60	10.13	3.76	0.12	0.00	14.82	644.00	5.45	285809.04	0.14	3.91	6.37	8.75
6.501-7.0%	0.00	0.00	0.00	0.14	0.14	0.18	0.94	14.49	6.71	0.76	0.00	23.35	639.00	5.92	291109.59	0.49	10.10	6.35	12.49
7.001-7.5%	0.00	0.00	0.00	0.00	0.05	0.12	0.53	9.44	6.12	0.74	0.00	16.99	622.00	6.40	243818.82	0.21	8.55	2.94	9.19
7.501-8.0%	0.00	0.00	0.01	0.03	0.01	0.10	0.51	5.35	6.17	1.08	0.00	13.25	597.00	6.86	218523.62	0.29	5.68	1.61	5.18
8.001-8.5%	0.00	0.00	0.00	0.00	0.02	0.08	0.22	2.76	3.02	0.67	0.00	6.76	587.00	6.99	202988.24	0.21	3.00	0.31	2.19
8.501-9.0%	0.00	0.00	0.01	0.01	0.02	0.11	0.42	2.07	1.31	1.23	0.00	5.18	580.00	6.99	142325.22	0.11	2.32	0.13	0.77
9.001-9.5%	0.00	0.00	0.00	0.01	0.00	0.04	0.30	0.74	0.20	0.79	0.00	2.08	589.00	6.99	103383.35	0.00	1.09	0.00	0.18
9.501-10.0%	0.00	0.00	0.00	0.00	0.00	0.00	0.42	0.56	0.09	1.27	0.00	2.33	614.00	6.99	97593.30	0.15	1.59	0.00	0.10
10.001-10.5%	0.00	0.00	0.00	0.00	0.00	0.00	0.27	0.10	0.00	0.77	0.00	1.14	589.00	6.99	73985.26	0.00	0.27	0.00	0.01
10.501-11.0%	0.00	0.00	0.00	0.00	0.00	0.00	0.25	0.04	0.01	0.90	0.00	1.21	595.00	6.99	60658.93	0.00	0.31	0.00	0.01
11.001-11.5%	0.00	0.00	0.00	0.00	0.00	0.01	0.13	0.01	0.02	0.44	0.00	0.60	598.00	6.99	63307.96	0.00	0.38	0.00	0.01
11.501-12.0%	0.00	0.00	0.00	0.00	0.00	0.02	0.21	0.01	0.00	0.06	0.00	0.30	552.00	6.99	66684.18	0.00	0.20	0.00	0.00
12.001-12.5%	0.00	0.00	0.00	0.00	0.00	0.02	0.00	0.01	0.01	0.04	0.00	0.07	587.00	6.99	19102.71	0.00	0.02	0.00	0.01
12.501-13.0%	0.00	0.00	0.00	0.00	0.00	0.00	0.04	0.00	0.00	0.00	0.00	0.04	552.00	6.99	106859.24	0.00	0.04	0.00	0.00
13.001-13.5%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	649.00	0.00	12047.77	0.00	0.00	0.00	0.00
13.501-14.0%	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.00	0.00	0.00	0.00	0.01	510.00	6.99	49980.38	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.01	0.19	0.26	1.02	5.35	55.02	29.26	8.89	0.00	100.00	624.00	6.11	214479.04	1.62	38.91	23.99	46.64

Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

	aggregate pool		group: ___2___
gross WAC		7.30%	7.19%

wtd avg FICO		624	634
FICO < 600		33%	26%
FICO 600-650		37%	39%

wtd avg CLTV		83%	83%
CLTV = 80		45%	54%
CLTV > 80.01		38%	34%
LTV 95.01 -100		7%	9%
Full Doc (%)		59%	53%
Stated Doc (%)		39%	45%

purch (%)		54%	71%
CO refi (%)		45%	29%
Own Occ (%)		92%	97%
Prepay Penalty (%)		79%	80%
DTI (%)		43%	42%
ARM ? (%)		89%	90%
2/28 (%)		86%	88%
3/27 (%)		2%	1%
1st Lien (%)		95	93
Avg Loan Balance		214,479.04	283,431.54
# of Loans		4,522	1,903
Loan Bal < $100k		6.34%	4.66%
Mtg Rates > 12%		0.12%	0.08%
Manuf Housing (%)		0	0

largest state	27	% (CA)	38	% (CA)
silent 2nd (%)		47%	56%
IO loans (%)		24%	30%
5yr IO		24	30%
2 yr IO		0%	0%
IO: FICO		639	643
IO LTV		82%	81%
IO DTI		42%	41%
IO full doc		20%	23%
IO: purch		0%	0%
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.